                                                                    Exhibit 10.9

             SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION
                           2004 EQUITY INCENTIVE PLAN


     SMIC hereby establishes this Plan to be known as the "SMIC 2004 Equity Incentive Plan" as a component of its Global Equity Program. The Plan shall become effective on the date it is approved by the shareholders of SMIC, following its approval by the Board in accordance with Section 4 hereof. Capitalized terms that are not otherwise defined in the text of this Plan are defined in Section 2 below.

1.   Purposes

     The purposes of the Plan are to attract, retain and motivate employees and directors of, and other service providers to, the Company; to provide a means on and after the Public Offering of compensating them for their contributions to the growth and profits of the Company; and to allow such employees, directors and service providers to participate in such growth and profitability.

2.   Definitions

     For purposes of the Plan, the following terms shall be defined as follows:

          "Administrator" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

          "ADS" means an SMIC American Depositary Share, each of which represents [one (1)] Common Share[(s)].

          "Annual Meeting" means an annual meeting of the SMIC shareholders.

          "Award" means a grant made pursuant to the terms of this Plan to an Eligible Individual in the form of Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalents, Deferred Shares or Other Awards.

          "Award Document" means a written document approved in accordance with
     Section 7 hereof which sets forth the terms and conditions of an Award to a Participant. An Award Document may be in the form of (i) an agreement between the Company and a Participant which is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company which is executed by an officer on behalf of the Company but does not require the signature of the Participant. An Award Document may be in written, electronic or other form that the Committee determines is sufficient to memorialize the terms and conditions of the applicable Award.

          "Board" means the Board of Directors of SMIC.

          "Business Day" means a day on which the applicable exchange is open for trading of securities.

          "Cause" means the termination of a Participant's employment with the Company as a consequence of "cause," as such term or any similar term is defined in any employment agreement between the Company and the Participant or, if there is no such employment agreement in effect at the time of the Participant's termination of employment:

               (i) the failure or refusal of the Participant to substantially perform the duties required of him or her as an employee of, or service provider to, the Company;

               (ii) any material violation by the Participant of any law or regulation applicable to any business of the Company, or the Participant's conviction of, or a plea of nolo contendere to, a felony, or any perpetration by the Participant of a common law fraud against the Company; or

               (iii) any other misconduct by the Participant that is materially injurious to the financial condition, business or reputation of the Company.

          "Change in Control" shall mean, with respect to any period on or after a Public Offering, any of the following:

               (i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the then outstanding shares of SMIC entitled to vote in the election of the directors of the Board, but shall not include any such acquisition by any employee benefit plan of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan;

               (ii)  consummation after approval by the shareholders of either
          (A) a plan of complete liquidation or dissolution of SMIC or (B) a merger, amalgamation or consolidation of SMIC with any other corporation, the issuance of voting securities of SMIC in connection with a merger, amalgamation or consolidation of SMIC or sale or other disposition of all or substantially all of the assets of SMIC or the acquisition of assets of another corporation (each, a "Business Combination"), unless, in each case of a Business Combination, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Common Shares outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding Common Shares and 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of SMIC's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Common Shares; or

               (iii) the individuals who, as of the effective date of the Plan, constitute the Board, and subsequently elected directors of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board), cease for any reason to constitute at least a majority of such Board.

          "Code" means the U.S. Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

          "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan.

          "Common Shares" means shares in the capital of SMIC, par value
     $0.0004.

          "Company" means, individually and collectively, SMIC and its Subsidiaries.

          "Deferred Shares" means the right of a Participant to receive payment of an Award (or portion thereof) at a later date or the right to receive payment of Plan Shares in the future payable upon settlement of an Award.

          "Dividend Equivalent" means a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of Plan Shares. Payments in respect of Dividend Equivalents may be in cash, Plan Shares, or any combination thereof.

          "Eligible Individuals" means the individuals described in Section 6 who are eligible for Awards under the Plan.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

          "Fair Market Value" of (i) a Common Share means the higher of (A) the closing price of the Common Shares on the Hong Kong Exchange on the applicable date of grant (which must be a Business Day) and (B) the average closing price of the Common Shares on the Hong Kong Exchange for the five Business Days immediately preceding the date of grant and (ii) an ADS means the higher of (A) the closing price of the ADSs on the NYSE on the applicable date of grant and (B) the average closing price of the ADSs on the NYSE for the five Business Days immediately preceding the date of grant.

          "Global Equity Program" means collectively this Plan, the SMIC Stock Option Plan and the SMIC Employee Stock Purchase Plan.

          "Hong Kong Exchange" means The Stock Exchange of Hong Kong Limited.

          "NYSE" means the New York Stock Exchange, Inc.

          "Other Award" means any form of award, authorized under Section 10 of the Plan, other than a Stock Appreciation Right or Restricted Share; provided, however, that Other Award shall not include a Stock Option.

          "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

          "Performance-Based Restricted Shares" means Restricted Shares with respect to which the lapsing of the applicable restrictions are linked to performance criteria.

          "Person" means any person, entity or "group" within the meaning of
     Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) SMIC or any Subsidiary thereof; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) an entity owned, directly or indirectly, by the shareholders in substantially the same proportions as their ownership of stock of SMIC.

          "Plan" means this SMIC 2004 Equity Incentive Plan.

          "Plan Shares" means, as applicable, the Common Shares or ADSs.

          "Public Offering" means a public offering of the Common Shares pursuant to an effective registration statement under the Securities Act.

          "Public Offering Date" means the effective date of the Public
     Offering.

          "Restricted Shares" means Plan Shares granted to an Eligible Individual pursuant to Section 8 hereof, which are subject to applicable vesting, transfer or forfeiture restrictions.

          "Restricted Share Units" means an unsecured promise of the Company to pay a Plan Share on a specified date, which units are subject to applicable vesting, transfer or forfeiture restrictions.

          "Securities Act" means the U.S. Securities Act of 1933, as amended, and the applicable rulings and regulations thereunder.

          "SMIC" means Semiconductor Manufacturing International Corporation, a limited liability company incorporated under the laws of the Cayman Islands, and any successor thereto.

          "SMIC Stock Option Plan" means the Semiconductor Manufacturing International Corporation Stock Option Plan

          "SMIC Employee Stock Purchase Plan" means the Semiconductor Manufacturing International Corporation Employee Stock Purchase Plan.

          "Stock Appreciation Right" means the right granted under Section 9 of the Plan to receive from the Company, upon settlement of such right (or portion thereof), an amount, which, subject to the provisions of the Award Document, may be paid in cash or Plan Shares (or a combination of cash and Plan Shares) equal to (i) the aggregate market value, as of the date of settlement, of the Plan Shares covered by such right (or such portion thereof), less (ii) the aggregate Fair Market Value, as of the date of grant of such right, of such Plan Shares (or such portion thereof).

          "Stock Option" means a stock option to purchase Plan Shares granted to an Eligible Individual pursuant to, and subject to the terms and conditions of, the SMIC Stock Option Plan.

          "Subsidiary" means (i) a corporation or other entity with respect to which SMIC, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, (ii) any other corporation or other entity in which SMIC, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan and
     (iii) any successor to any such entity that satisfies the requirements of clause (i) or (ii) hereof.

3.   Administration of the Plan

          (a) Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

          (i)    to select Participants from the Eligible Individuals;

          (ii) to make Awards in accordance with the Plan and to issue Plan Shares;

          (iii) to determine the number of Plan Shares subject to each Award or the cash amount payable in connection with an Award;

          (iv) to determine the terms and conditions of each Award, other than the terms and conditions that are expressly required by the Plan;

          (v)    to specify and approve the provisions of the Award Document;

          (vi)   to construe and interpret any Award Document;

          (vii) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of the various jurisdictions applicable to Participants;

          (ix) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

          (x) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

          (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan. Except as expressly provided herein, in the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern, and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (c) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

          (d) Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are executive officers of the Company or who are delegated authority by the Committee hereunder or (ii) under Sections 3(b) and 12 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

          (e) Limitation on Liability of the Committee. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in SMIC's Articles of Association as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice. The provisions of this Section 3(e) shall apply to the Committee and to each Administrator designated by the Committee.

          (f) Action by the Board. Anything in the Plan to the contrary notwithstanding, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee, may alternatively be exercised by the Board, unless such exercise of authority by the Board would contravene applicable law or the rules of the principal exchange on which the Common Shares or ADS, as applicable, are then listed for trading.

4.   Effective Date and Term

          The Plan shall become effective when approved by the shareholders of SMIC, following its approval by the Board; provided, however, that no Awards shall be made under the Plan with a grant date prior to the Public Offering Date. In no event shall any Awards be made under the Plan after the tenth anniversary of the date of shareholder approval.

5.   Common Shares Subject to the Plan

          (a) Plan Limit. The number of Common Shares that may be issued pursuant to the Plan shall not exceed [____] ("the "Plan Limit").

          (b) Application to ADSs. For purposes of calculating the number of Common Shares issued under this Plan (and for purposes of calculating any other limit set forth herein), the issuance of an ADS shall be deemed to be equal to a number of Common Shares determined by multiplying (i) the number of ADSs issued under this

Plan by (ii) the ADS Multiplier. For purposes of the previous sentence, "ADS Multiplier" means the number of Common Shares corresponding to [one (1)] ADS.

          (c) Rules Applicable to Determining Common Shares Available for Issuance. For purposes of determining the number of Common Shares that remain available for issuance, the corresponding number of Common Shares shall be added back to the Plan Limit and again be available for awards as follows:

          (i) The number of Plan Shares tendered or withheld to settle an Award; and

          (ii) The number of Plan Shares tendered or withheld from any Award to satisfy a Participant's tax withholding obligations.

          (d) Effect of Settlement of Stock Appreciation Right Granted in Tandem with Stock Option on Plan Limit. The number of Plan Shares issued upon the settlement of a Stock Appreciation Right granted in tandem with a Stock Option pursuant to Section 9 shall reduce the Plan Limit set forth in Section 5(a).

6.   Eligible Individuals

          Awards may be granted by the Committee to Eligible Individuals who are employees, officers or other service providers of the Company located in China, the United States or elsewhere. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

7.   Awards in General

          (a) Types of Award and Award Document. Any Award described in Sections 8 and 9 of the Plan may be granted singly or in combination or tandem with any other Award or Stock Option. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

          (b) Terms Set Forth in Award Document. The terms and provisions of an Award shall be set forth in a written Award Document approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. The vesting, settlement, payment and other restrictions applicable to an Award shall be set forth in the applicable Award Document. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award or (ii) the lapse of restrictions on any Award and (iii) the date on which any Other Award first may be settled, and, further, may extend the period during which an Award may be settled (except that no Stock Appreciation Right may be settled after the tenth anniversary of the date of grant thereof). The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary between and among Participants.

8.   Restricted Shares and Restricted Share Units

          (a) Restricted Shares Generally. An Award of Restricted Shares shall consist of one or more Plan Shares granted to a Participant for no consideration other than the provision of services (or such minimum payment as may be required under applicable law). Except as provided in the applicable Award Document, the Participant shall (i) enjoy all rights and privileges afforded to the holder of Common Shares or ADSs, as the case may be, during the period beginning on the date of grant of Restricted Shares and ending on the date that such Restricted Shares are forfeited or otherwise settled through the lapsing of applicable restrictions; and (ii) have the right to receive any dividend payments in cash in such form as the Committee may determine at or after grant. Dividends may be reinvested in additional Restricted Shares subject to the same vesting and performance conditions as the underlying Award. Dividends in property other than cash shall be subject to the same vesting and forfeiture conditions as the underlying Awards of Restricted Shares.

          (b) Vesting and Forfeiture of Restricted Shares. Restricted Shares (other than Performance-Based Restricted Shares) shall vest and become non-forfeitable based upon a Participant's continued service with or to the Company and shall be forfeited upon the occurrence of one or more events specified in the applicable Award Document.

          (c) Performance-Based Restricted Shares. Performance-Based Restricted Shares are Restricted Shares that vest based on the attainment of one or more performance goals over a period of time that the Committee shall determine. Performance goals, the period of time during which such performance goals shall be measured, any applicable vesting formula or other terms applicable to such Award shall be set forth in the applicable Award Documents. The Committee may equitably adjust any performance goals in order to take into account the occurrence of extraordinary events such as material acquisitions and divestitures, changes in the capital structure of the Company and extraordinary accounting charges.

          (d) Restricted Share Units. An award of Restricted Share Units shall consist of a promise of the Company to pay or deliver one or more Plan Share(s) on a specified date for no consideration other than the provision of services (or such minimum payment as may be required by applicable law) or for such other consideration as the Committee may specify in connection with the grant. Restricted Share Units may be settled in Plan Shares or cash or both. Restricted Share Units shall have such other terms and conditions similar to those of Restricted Shares as the Committee may determine.

9.   Stock Appreciation Rights

          (a) Awards Generally. Stock Appreciation Rights may be granted alone or in tandem with Stock Options or Other Awards. The form of payment of Stock Appreciation Rights may be specified by the Committee at or after the time of grant or subject to Committee approval after grant, or the Committee may specify at or after grant that a participant may elect the form of payment at the time of the settlement. Stock Appreciation Rights may be accompanied by Dividend Equivalents. Stock Appreciation Rights granted alone shall contain such terms and conditions as shall be set forth in the applicable Award Document.

          (b) Stock Appreciation Rights Granted in Tandem with Stock Options. Stock Appreciation Rights granted in tandem with Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of this Plan as the Committee shall deem desirable:

          (i) Grant. Stock Appreciation Rights granted in tandem with Stock Options may be granted at or after the time of grant of such Stock Options.

          (ii) Settlement. Stock Appreciation Rights granted in tandem with Stock Options may be settled only at such time or times and to the extent that such Stock Options are exercisable, except that the Committee may require that Stock Appreciation Rights may be settled only to the extent the corresponding Stock Option is then vested. The Committee may grant in tandem with Stock Options conditional Stock Appreciation Rights that may be settled only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at or after grant. Stock Appreciation Rights granted in tandem with Stock Options may be settled by giving written notice of settlement to the Company specifying the number of Common Shares for which a Stock Appreciation Right is being settled and surrendering the applicable Stock Option (or portion thereof). Such Stock Option shall no longer be exercisable upon and to the extent of the settlement of such Stock Appreciation Right. Stock Appreciation Rights granted in tandem with Stock Options shall terminate and may no longer be settled upon and to the extent of the termination or exercise of such Stock Options; provided that, unless the Committee otherwise determines at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of Plan Shares covered by a Stock Option shall only terminate to the extent that the number of Plan Shares covered by an exercise or termination of the Stock Option exceeds the number of Common Shares not covered by the Stock Appreciation Right.

          c) Stock Appreciation Rights Granted in Tandem with Awards Other than Stock Options. Stock Appreciation Rights granted in tandem with Awards other than Stock Options shall be subject to such terms and conditions as the Committee shall establish at or after the time of grant and set forth in the applicable Award Document.

10.  Other Awards

          The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Other Awards shall also include cash payments under the Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of Plan Shares and that may be granted in tandem with, or independent of, Awards of Restricted Shares under the Plan.

11.  Termination of Employment

          The Committee shall include terms in the Award Document to govern the effect that termination of a Participant's employment with the Company shall have on the Award, subject to the following:

          (a) Stock Appreciation Rights. In no event shall any Stock Appreciation Right be settled on or after the end of the applicable terms of the Stock Appreciation Right.

          (b) Termination for Cause. In the event that a Participant's employment or service with the Company is terminated for Cause, all Awards, whether then vested, shall be immediately forfeited.

          (c) Divestiture of Subsidiary, Division or Operating Unit. The sale or other divestiture of a Subsidiary, division or operating unit of the Company shall, for all purposes of the Plan, be treated as a termination of employment with respect to Awards held by the Participants employed by such Subsidiary, division or operating unit.

          (d) Service Providers Other Than Employees. When an Award is made to a service provider to the Company who is not an employee, reference in the Plan and the Award Document to "termination of employment" or similar terms shall be deemed to refer to termination of such service relationship.

12.  Certain Restrictions

          (a) Transfers. Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"). Any Award transferred to a

Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant.

          (b) Lock-up Periods. Each Participant shall agree to be bound by the applicable terms of any lock-up agreement between the Company and any underwriter that restricts or prohibits transactions in Plan Shares for any period of time.

          (c) Authority of the Company and Shareholders. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or which are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (d) Change in Control. The Committee may specify at or after the date of grant of an Award the effect that a Change in Control will have on such Award. Such Committee discretion may include one or more of the following: (i) shortening the period during which Awards (such as Stock Appreciation Rights) may be settled (provided they can be settled for at least thirty days after the date notice of such shortening is given to the Participants); (ii) accelerating any vesting schedule to which an Award is subject or waive, in whole or in part, any performance conditions to such vesting; (iii) arranging to have the surviving or successor entity or any parent entity thereof assume the Awards or grant replacement Awards with appropriate adjustments in Award consideration, payment terms and number and kind of securities issuable upon settlement or payment; (iv) adjusting Awards or their replacements so that such Awards are in respect of the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Common Shares purchasable and receivable upon settlement of the Awards had such settlement occurred in full prior to such transaction; or (v) canceling Awards upon payment to the Participant in cash of an amount that is the equivalent of the excess of the market value of the Common Shares deliverable in settlement of such Award (less, if applicable, any settlement amount applicable thereto). The Committee may also provide for one or more of the foregoing alternatives in any particular Award Document or reserve the discretion to make such determination at any time prior to the occurrence of the Change in Control. The Committee may, in contemplation of a Change in Control, accelerate the vesting, settlement or payment of Awards to a date prior to the Change in Control, if the Committee determines that such action is necessary or advisable to allow Participants to realize fully the value of their Awards in connection with such Change in Control. Unless the Committee determines otherwise, in the event of a Change in Control that is a complete liquidation or dissolution of SMIC, all Awards outstanding at the time of such Change in Control shall terminate without further action by any person.

          (e) Change in Capitalization. The number and kind of Plan Shares authorized for issuance under the various limits set forth in the Plan shall be equitably adjusted by the Committee in the event of a reclassification, stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Plan Shares at a price substantially below market value, or other similar corporate event affecting the Plan Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

13.  Amendments and Termination

          The Board may at any time and from time to time alter, amend, suspend, terminate or amend the Plan in whole or in part; provided, however, that alterations or amendments to the terms and conditions of the Plan which are of a material nature, or any change to the terms of Awards granted must be approved by the shareholders of the Company, unless such alteration or amendment takes effect automatically under the terms of the Plan.

14.  Miscellaneous

          (a) Taxes and Other Withholding. The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount in cash or in previously owned Plan Shares, or a combination thereof, and, if the applicable Award Agreement so provides, in whole or in part through the withholding of Plan Shares subject to the Award with a market value sufficient to satisfy any national, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any national, state or local taxes required to be withheld with respect to such payments.

          (b) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Document shall confer upon any employee of the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause. Nothing in the plan or in any Award Document shall be deemed as conferring upon a service provider to the Company the status of employee.

          (c) Other Compensation. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company's other compensation and benefit plans and programs.

          (d) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

          (e) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Plan Shares or payments in lieu thereof with respect to awards hereunder.

          (f) Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring Plan Shares to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Plan Shares for investment and not with a view to the distribution thereof. All certificates (or electronic equivalents) for Plan Shares shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Plan Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates (or electronic equivalents) to make appropriate reference to such restrictions. No Plan Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable securities laws.

          (g) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

          (h) Application of Funds. The proceeds, if any, received from the Company from the sale of Common Shares will be used for general corporate purposes.

          (i) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the Cayman Islands.

          (j) Stated Periods of Time. Unless otherwise stated in the applicable Award Document, all periods of time under this Plan and Award Documents shall be calculated with reference to the then local time in Shanghai. In the event that any applicable date is, or any period of days, months or years set forth in this Plan or any Award Document ends on, a date that is Saturday, Sunday or a public holiday in

Shanghai, such applicable date or the end of such period shall be the first Business Day following such date.

                                       15